Exhibit 10.20

Vast Solar Pty Limited
226 Liverpool Street
Darlinghurst NSW 2010

Attention: Christina Hall

24 June 2020

Dear Christina

Extension of Convertible Notes No. 3 and No. 4

As discussed, this letter confirms our agreement to extend the maturity of Convertible Notes No. 3 and No. 4 on the same terms from 31 October 2020 to 31 October 2021.

Yours faithfully

/s/ Colin Sussman

Colin Sussman

Director

ACCENTRAL PTY LTD

ABN: 71 053 901 518

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